Exhibit 10(r)

                                                                        WACHOVIA
--------------------------------------------------------------------------------

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

     THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT, made as of the 1ST day of March, 2002, by and among FLIGHT INTERNATIONAL GROUP, INC., a Georgia corporation, FLIGHT INTERNATIONAL, INC., a Georgia corporation, FLIGHT ALASKA, INC., a Delaware corporation, FLIGHT INTERNATIONAL AVIATION. INC., a Georgia corporation, FLIGHT INTERNATIONAL SALES & LEASING, INC., a Delaware corporation, and FLIGHT INTERNATIONAL OF FLORIDA, INC., a Florida corporation (collectively, the "Borrower"); and WACHOVIA BANK, N.A., a national banking association ("Lender"), provides as follows:

                                  WITNESSETH:

     WHEREAS, the Borrower, together with Flight International Services, Inc., a Delaware corporation ("Flight Services") and the Lender have entered into a Master Note dated the 28th day of August, 2000, in connection with a Loan and Security Agreement dated of even date with the Note, both of which documents are made a part hereof by this reference as fully as if set out herein verbatim (such documents, as such may have been heretofore amended, being herein referred to as the "Note" and the "Loan Agreement"), evidencing a revolving line of credit (the "Loan") in the amended maximum principal amount of SIX MILLION AND NO/100 DOLLARS ($6,000,000.00), and pursuant to the Loan Agreement, the Borrower pledged certain assets to secure the repayment of amounts borrowed by the Borrower under the Note; and

     WHEREAS, pursuant to the First Amendment, Flight Services has been released from its obligations under the Loan Agreement and the Note, and the Loan Agreement has been amended; and

     WHEREAS, the Borrower has requested that the Loan and the Note be increased by One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00), to a total of Seven Million Two Hundred Fifty Thousand Dollars ($7,250,000.00); and

     WHEREAS, the Lender has agreed to this request, pursuant to the terms and conditions hereinafter set forth; and

     WHEREAS, the Lender, as holder and owner of the Note and the Loan Agreement, and the Borrower mutually desire to modify and amend the provisions of the Loan Agreement and the Note in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Loan Agreement and the Note shall remain unchanged and continue in full force and effect as therein written.

     NOW, THEREFORE, the Lender and the Borrower, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each, and each does hereby agree that the Loan Agreement and the Note should be, and the same hereby are modified and amended as follows:

     Notwithstanding any contrary provisions contained in the Loan Agreement and the Note and any amendments thereto, effective as of the date hereof (the "Effective Date"), the following changes shall be made:

     1. The Note is amended to increase the amount of the Loan and the indebtedness evidenced by the Note by One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00), from Six Million Dollars ($6,000,000.00) to Seven Million Two Hundred Fifty Thousand Dollars ($7,250,000.00).

Upon the Lender's execution of this Amendment, the Lender agrees to waive until March 31, 2002 the Default under the Agreement resulting from failure to deliver the audited fiscal year end financial statements for fiscal year ended April 30, 2001 as required under Section 10.7 of the Agreement; provided, however, that this waiver shall not constitute a waiver of any right, power, or privilege to which the Lender is entitled under this Amendment, the Agreement, or any of the other Loan documents as a result of any other Default or upon the occurrence of a subsequent Default, including a Default occurring because of the continuation of conduct by the Borrower as to which the lender is waiving its rights as of the date hereof.



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

     IT IS MUTUALLY AGREED by and between the parties hereto that this Agreement shall become a part of the Note and Loan Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Note and Loan Agreement except as herein amended, nor affect or impair any rights, powers or remedies under the Note or Loan Agreement as hereby amended. Furthermore, the Lender does hereby reserve all rights and remedies it may have as against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Note and Loan Agreement, as hereby amended.

     The Borrower promises and agrees to pay the indebtedness evidenced by the Note and Loan Agreement, as hereby amended, in accordance with the terms thereof and agrees to perform all of the requirements, conditions and obligations under the terms of the Note and Loan Agreement as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Note or the Loan Agreement. Borrower expressly agrees that the Note and Loan Agreement are in full force and effect and that Borrower has no right to setoff, counterclaim or defense to the payment thereof.

     Any reference contained in the Note or the Loan Agreement to the Note or the Loan Agreement shall hereinafter be deemed to be a reference to such documents as amended hereby.

     Borrower acknowledges that Lender may reproduce (by electronic means or otherwise) any of the documents evidencing and/or securing the Note and Loan Agreement and thereafter may destroy the original documents. Borrower does hereby agree that any document so reproduced shall be the binding obligation of Borrower, enforceable and admissible in evidence against it to the same extent as if the original documents had not been destroyed.

     This Agreement shall be closed without cost to the Lender and all expenses incurred in connection with this closing (including, without limitation, all attorneys' fees, recording and filing costs and appraisal fees are to be paid by the Borrower. The Lender is not providing legal advice or services to the Borrower.

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

     This Agreement shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

     This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.


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

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.



                                LENDER:

                                WACHOVIA BANK. N.A.

                                By: /s/ John Carpenter    (SEAL)
                                   -----------------------
                                   Vice President

                                BORROWER:

                                FLIGHT INTERNATIONAL GROUP, INC.,
                                a Georgia Corporation

                                By: /s/ Robert C. Dynan      (SEAL)
                                   ------------------------
                                   Name: Robert C. Dynan
                                   Title: Chief Financial Officer

                                Attest:  /s/ Ann P. Campbell   (SEAL)
                                        -----------------------
                                   Name: Ann P. Campbell
                                   Title: Corporate Secretary




                                FLIGHT INTERNATIONAL GROUP, INC.,
                                a Georgia Corporation

                                By: /s/ Robert C. Dynan      (SEAL)
                                   ------------------------
                                   Name: Robert C. Dynan
                                   Title: Chief Financial Officer

                                Attest:  /s/ Ann P. Campbell   (SEAL)
                                        -----------------------
                                   Name: Ann P. Campbell
                                   Title: Corporate Secretary



                                FLIGHT ALASKA, INC., a Delaware
                                corporation

                                By: /s/ Robert C. Dynan      (SEAL)
                                   ------------------------
                                   Name: Robert C. Dynan
                                   Title: Chief Financial Officer

                                Attest:  /s/ Ann P. Campbell   (SEAL)
                                        -----------------------
                                   Name: Ann P. Campbell
                                   Title: Corporate Secretary




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


                                FLIGHT INTERNATIONAL AVIATION, INC.,
                                a Georgia Corporation

                                By: /s/ Robert C. Dynan      (SEAL)
                                   ------------------------
                                   Name: Robert C. Dynan
                                   Title: Chief Financial Officer

                                Attest:  /s/ Ann P. Campbell   (SEAL)
                                        -----------------------
                                   Name: Ann P. Campbell
                                   Title: Corporate Secretary


                                FLIGHT INTERNATIONAL SALES & LEASING INC., a Delaware Corporation

                                By: /s/ Robert C. Dynan      (SEAL)
                                   ------------------------
                                   Name: Robert C. Dynan
                                   Title: Chief Financial Officer

                                Attest:  /s/ Ann P. Campbell   (SEAL)
                                        -----------------------
                                   Name: Ann P. Campbell
                                   Title: Corporate Secretary


                                FLIGHT INTERNATIONAL OF FLORIDA, INC.,
                                a Florida Corporation

                                By: /s/ Robert C. Dynan      (SEAL)
                                   ------------------------
                                   Name: Robert C. Dynan
                                   Title: Chief Financial Officer

                                Attest:  /s/ Ann P. Campbell   (SEAL)
                                        -----------------------
                                   Name: Ann P. Campbell
                                   Title: Corporate Secretary



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